UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:       (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

Guggenheim Enhanced Equity Income Fund | GPM

Annual Report
December 31, 2011

GUGGENHEIM

www.guggenheimfunds.com/gpm

... your course to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gpm, you will find:

• Daily, weekly and monthly data on share prices, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Dear Shareholder |

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”).This report covers the Fund’s performance for the fiscal year ended December 31, 2011.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2011, the Fund provided a total return based on market price of -2.42% and a total return based on NAV of 6.78%.As of December 31, 2011, the Fund’s last closing market price of $8.16 per share represented a discount of 11.97% to its NAV of $9.27 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.24 per common share in March, June, September and December of 2011.The most recent dividend represents an annualized distribution rate of 11.76% based on the Fund’s last closing market price of $8.16 as of December 31, 2011.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $125 billion in assets under management and supervision.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds, and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

As part of GPAM’s strategy, the Fund utilizes financial leverage.The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPAM.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized.The Fund employs financial leverage through a line of credit with a major European bank.As of December 31, 2011, the amount of leverage was approximately 19% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 24 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount

Annual Report l December 31, 2011 | 3

GPM l Guggenheim Enhanced Equity Income Fund l Dear Shareholder continued

by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gpm.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Guggenheim Enhanced Equity Income Fund

January 31, 2012

4 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Questions & Answers |

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”).This team includes B. Scott Minerd, Chief Investment Officer;Anne Bookwalter Walsh, CFA, JD,Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2011.

Please describe the Fund’s investment objective and explain how GPAM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the-money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks, whereas to the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds and other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings.At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

As part of GPAM’s strategy, the Fund is currently using financial leverage.The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended.The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds Investment Advisers, LLC and GPAM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized.The Fund employs financial leverage through a line of credit with a major European bank.As of December 31, 2011, the amount of leverage was approximately 19% of the Fund’s total assets. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during 2011.

The economy and securities markets, both in the U.S. and around the world, were affected by uncertainty on many fronts during 2011.At the beginning of the year financial markets were generally strong, as investors seemed to be gaining confidence in the economic recovery.As the year progressed, several events occurred to cause global markets to weaken and volatility to increase. In March, Japan was hit by a devastating earthquake, political turmoil developed in several nations in the Middle East, and there was renewed concern about financial problems in Europe.After peaking in July, equity markets were generally weak with considerable volatility over the next few months.

Annual Report l December 31, 2011  l 5

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

In late summer, there was an enormous flight to safety, driven by concerns about the banking system in Europe and sovereign debt of Greece and several other nations in the euro area. In early August, Standard & Poor’s (“S&P,” a leading rating agency) downgraded United States long-term debt to AA+ from AAA, stripping the U.S. of S&P’s safest credit rating. Investors, however, fled into U.S.Treasury securities, affirming the safety of United States debt, rejecting securities that carry credit risk, causing spreads to widen in many fixed income sectors. Investors have since returned to assets that carry risk, as evidenced by a strong October rally in the U.S. equity market and inflows into high-yielding assets.

The U.S. equity market ended the year on a generally positive note, apparently reflecting improving investor confidence in economic momentum in the U.S., indicated by favorable reports on retail sales, housing starts and durable goods orders. Despite considerable moves up and down through the year, the U.S. equity market ended the year very close to where it began. Return of the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, was 2.11% for the 12 months ended December 31, 2011.

Market volatility is generally measured by the “VIX,” which is the ticker symbol for the Chicago Board Options Exchange MarketVolatility Index, a measure of the implied volatility of S&P 500 options. Often referred to as the fear index or the fear gauge, it represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, theVIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

In the first half of 2011, volatility stayed in a rather limited range between 14.69 and 24.44, remaining between 14 and 16 for most of the period.This was a fairly difficult environment for the Fund, which seeks to take advantage of the usual inverse correlation between market’s trend and its volatility. In late summer, after concern mounted about the sovereign debt of Greece and the downgrade of U.S. debt, volatility rose dramatically. Between August and November, theVIX ranged from the low 20s to the mid 40s, staying in the mid to low 30s for most of the period.This period also saw some of the largest moves ever seen in realized volatility, with swings between the high and low levels of the S&P 500 of 16% in August, 10% in September, 20% in October and 10% in November. Since the Fund seeks to take advantage of the premiums investors are willing to pay for protection from expected market volatility, this period of realized volatility, which was much greater than expected volatility, was challenging for the Fund.

How did the Fund perform during 2011?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2011, the Fund provided a total return based on market price of -2.42% and a total return based on NAV of 6.78%. Past performance does not guarantee future results.

For comparison, the return of the S&P 500 was 2.11% for the 12 months ended December 31, 2011, and return of CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark, was 5.72%.The BXM is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

As of December 31, 2011, the Fund’s market price of $8.16 per share represented a discount of 11.97% to its NAV of $9.27 per share.As of December 31, 2010, the Fund’s market price of $9.33 per share represented a discount of 3.22% to its NAV of $9.64 per share.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Although it is gratifying to note that the Fund’s NAV return was several percentage points higher than the returns of the S&P 500, it is disappointing to see that the market price discount to NAV is greater than it was a year ago.The Fund’s managers believe that one reason for this wider discount is investor disappointment with some competing funds that have reduced their distributions. In contrast, the Fund has paid a distribution of $0.24 each quarter since June 2009.The most recent dividend represents an annualized distribution rate of 11.76% based on the Fund’s last closing market price of $8.16 as of December 31, 2011. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes.These letters are also posted on

6 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

the Fund’s website.Additionally, Guggenheim Funds produces a tax information guide for its closed-end funds; this guide may be found at www.guggenheimfunds.com/CEF.

The Fund’s strong performance was recognized in an article published in July 2011 by Morningstar, Inc., a provider of independent investment research that specializes in mutual funds and similar vehicles. Morningstar commented that over the time since the current portfolio management team assumed responsibility in June 2010 “the fund has shown phenomenal improvements in performance, its distribution policy, and expenses.”The article explained further that “the new strategy implemented by Guggenheim is a more systematic, index-based approach to call writing.This rules-based strategy attempts to exploit the positive risk/return profile of index call options, which tends to benefit the writers of calls. (This is due to the asymmetrical risk/reward relationship experienced by buyers and sellers: Buyers pay a small fee for a large amount of protection, while sellers receive a small fee for a large risk of loss. Because of this, sellers can charge a premium—relative to the risk/return profile—for the call option).”

What investment decisions had the greatest effect on the Fund’s performance?

There are three major inter-related sources of return for the Fund: security selection, strike price of covered call options, and leverage.

Most of the securities held in the fund are exchange-traded funds (“ETFs”) that track indices.There is a sample set of about 16 ETFs that qualify in terms of desired liquidity and correlation features.These ETFs are ranked by GPAM according to a proprietary volatility valuation model, and the ETFs with the most attractive volatility risk premiums are weighted more heavily in the portfolio, with care taken to avoid excessive exposure to any industry sector.

Next is the selection of the strike price, which means the price at which an option contract can be exercised. Rather than a standard strike price, such as at-the-money (strike price is the same as the price of the underlying security), which is the way some major options indices are structured, different strikes are targeted for different securities, depending on the relative valuation of volatility.

The final element of portfolio construction is the degree of leverage employed, which is determined based on analysis of the securities in the portfolio and the strike prices selected. In general, leverage is lower when the strike price is higher, and higher when the strike price is close to the price of the underlying security.The impact of this strategy is that the Fund has more leverage when GPAM believes volatility is most attractive. Leverage is generally maintained between 20% and 30% of the Fund’s total assets.

In previous periods, including the first half of 2011, security selection and strike price contributed approximately equally to return. Leverage is adjusted frequently, reduced when volatility is relatively cheap and increased when investors are willing to pay a higher price for protection from volatility. During 2011, especially the second half of the year, security selection was not a major contributor to return. Instead, the main driver of performance was the repeated process of selecting strike price and adjusting leverage according to market trends and the price of volatility.This was especially the case in the last quarter of 2011, a time when underlying market trends were generally positive, despite a high level of perceived fear because of economic uncertainty, especially regarding Europe.

It is important to note that the Fund’s NAV return, substantially higher than that of the S&P 500, was achieved with a similar level of risk to that of the S&P 500.The standard deviation of returns for the Fund during 2011 was 24.9%, compared with 24% for the S&P 500.The Fund’s beta, a measure of sensitivity to broad market trends, was just below one; by definition, the beta of the S&P 500 is one.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

For some time GPAM has been more optimistic than many investment managers about the U.S. economy. Recent data, including favorable reports on retail sales, housing starts, durable goods orders and growth in gross domestic product, suggest improving economic momentum in the U.S. Continued problems in the banking system combined with concerns about sovereign debt of several European nations, indicate that a recession in Europe is likely, and world economic growth will be modest in the coming months.While some investment managers believe that economic stress in Europe will negatively impact the U.S. economy, GPAM believes that the effects are largely technical, causing swings in various markets but with little fundamental impact.

Annual Report l December 31, 2011 l 7

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

For a fund such as this with a strategy that is focused on taking advantage of market volatility risk premiums, it is possible to generate positive returns in a wide range of market conditions. If the market is flat with minimal volatility, covered call options can generate income from premiums that expire without being exercised.When the equity market is strong with considerable volatility, strike prices and leverage can be adjusted to take advantage of market strength as well as volatility.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

GPM Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment.The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders’income from the Fund, would likely decline as well.

Options Risk.There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

Equity Securities and Related Market Risk.The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are require-

8 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Questions & Answers continued

ments that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed end investment companies, including ETFs. In current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Counterparty Risk;Tax Risk; Medium and Smaller Company Risk; Focused Investment Risk; Foreign Investment Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Portfolio Turnover Risk; Recent Market Developments; Global Intervention in Financial Markets; Legislation Risk; Market Disruption and Geopolitical Risk. Please see www.guggenheimfunds.com/gpm for a more detailed discussion about Fund risks and considerations.

Annual Report l December 31, 2011 l 9

GPM l Guggenheim Enhanced Equity Income Fund

Fund Summary | As of December 31, 2011 (unaudited)

Fund Statistics
Share Price	$8.16
Common Share Net Asset Value	$9.27
Premium/(Discount) to NAV	-11.97%
Net Assets ($000)	$176,668

Total Returns(1)
(Inception 8/25/05)	Market	NAV
One Year	-2.42%	6.78%
Three Year - average annual	13.56%	7.99%
Five Year - average annual	-4.22%	-3.47%
Since Inception - average annual	-2.96%	-1.28%

% of Long
Long-Term Holdings	Term Investments
SPDR S&P 500 ETF Trust	52.6%
SPDR Dow Jones Industrial Average ETF	10.7%
PowerShares QQQ Trust, Series 1	10.5%
ProShares Ultra QQQ	5.4%
SPDR S&P Retail ETF	5.2%
Consumer Discretionary Select Sector SPDR	5.2%
Technology Select Sector SPDR	5.2%
Energy Select Sector SPDR	5.2%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

(1)	Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in that Fund’s fees and expenses.

% of Net
Fund Breakdown	Assets
Long-Term Investments	127.7%
Short-Term Investment	0.1%
Total Investments	127.8%
Total Value of Options Written	-4.3%
Other Assets in excess of Liabilities	0.3%
Borrowings	-23.8%
Total Net Assets	100.0%

10 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Portfolio of Investments | December 31, 2011

Number
of Shares	Description	Value
	Long-Term Investments – 127.7%
	Exchange Traded Funds (a) – 127.7%
303,200	Consumer Discretionary Select Sector SPDR	$11,830,864
168,000	Energy Select Sector SPDR	11,613,840
422,300	PowerShares QQQ Trust, Series 1	23,577,009
148,300	ProShares Ultra QQQ	12,080,518
199,000	SPDR Dow Jones Industrial Average ETF	24,248,150
946,100	SPDR S&P 500 ETF Trust	118,735,550
225,200	SPDR S&P Retail ETF	11,834,260
462,000	Technology Select Sector SPDR	11,757,900
	(Cost $221,222,905)	225,678,091
	Short-Term Investment – 0.1%
	Money Market Fund – 0.1%
122,767	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $122,767)	122,767
	Total Investments – 127.8%
	(Cost $221,345,672)	225,800,858
	Other Assets in excess of Liabilities – 0.3%	493,073
	Total Value of Options Written – (4.3%)
	(Premiums received $5,570,442)	(7,626,062)
	Borrowings – (23.8% of Net Assets or 18.6% of Total Investments)	(42,000,000)
	Net Assets – 100.0%	$176,667,869

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
	Call Options Written (b) – (4.3%)
3,032	Consumer Discretionary Select
	Sector SPDR	January 2012	$38.00	$(439,640)
1,680	Energy Select Sector SPDR	January 2012	66.00	(642,600)
4,223	PowerShares QQQ Trust, Series 1	January 2012	55.00	(684,126)
1,483	ProShares Ultra QQQ	January 2012	80.00	(563,540)
1,990	SPDR Dow Jones Industrial Average ETF	January 2012	120.00	(656,700)
9,461	SPDR S&P 500 ETF Trust	January 2012	123.00	(3,959,428)
2,252	SPDR S&P Retail ETF	January 2012	52.00	(324,288)
4,620	Technology Select Sector SPDR	January 2012	25.00	(355,740)
	Total Value of Options Written – (4.3%)
	(Premiums received $5,570,442)			$(7,626,062)

S&P - Standard & Poor’s

(a)	All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.
(b)	Non-income producing security.

See notes to financial statements.

Annual Report l December 31, 2011 l 11

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Assets and Liabilities | December 31, 2011

Assets
Investments, at value (cost $221,345,672)	$225,800,858
Cash	131,354
Dividends receivable	616,643
Other assets	36,894
Total assets	226,585,749
Liabilities
Borrowings	42,000,000
Options written, at value (premiums received of $5,570,442)	7,626,062
Advisory fee payable	146,978
Administration fee payable	4,948
Interest due on borrowings	3,644
Accrued expenses	136,248
Total liabilities	49,917,880
Net Assets	$176,667,869
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,047,826 shares issued and outstanding	$190,478
Additional paid-in capital	261,360,663
Net unrealized appreciation on investments and options	2,399,566
Accumulated net realized loss on investments and options	(87,282,838)
Net Assets	$176,667,869
Net Asset Value
(based on 19,047,826 common shares outstanding)	$9.27

See notes to financial statements.

12 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Operations | For the year ended December 31, 2011

Investment Income
Dividends	$3,155,084
Total income		$3,155,084
Expenses
Advisory fee	2,037,517
Professional fees	169,624
Trustees’fees and expenses	94,192
Printing expense	88,724
Fund accounting	64,264
Administration fee	60,256
Custodian fee	45,216
Line of credit fee	36,517
NYSE listing fee	21,246
Insurance	18,727
Transfer agent fee	18,646
Miscellaneous	16,720
Interest expense	490,604
Total expenses		3,162,253
Advisory fees waived		(226,391)
Net expenses		2,935,862
Net investment income		219,222
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		$(2,921,282)
Options		16,740,005
Net change in unrealized appreciation (depreciation) on:
Investments		(1,052,901)
Options		(1,714,978)
Net realized and unrealized gain		11,050,844
Net Increase in Net Assets Resulting from Operations		$11,270,066

See notes to financial statements.

Annual Report l December 31, 2011 l 13

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Changes in Net Assets |

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$219,222	$(262,558)
Net realized gain (loss) on investments, options, and securities sold short	13,818,723	13,930,625
Net unrealized appreciation (depreciation) on investments, options, and
securities sold short	(2,767,879)	9,154,025
Net increase in net assets resulting from operations	11,270,066	22,822,092
Distributions to Common Shareholders
From and in excess of net investment income	(18,265,472)	(9,527,068)
Return of capital	–	(8,717,962)
Total distributions to common shareholders	(18,265,472)	(18,245,030)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	405,853	–
Net increase from capital share transactions	405,853	–
Total increase (decrease) in net assets	(6,589,553)	4,577,062
Net Assets
Beginning of period	183,257,422	178,680,360
End of period (including accumulated net investment income of
$-0- and $-0-, respectively)	$176,667,869	$183,257,422

See notes to financial statements.

14 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Statement of Cash Flows | For the year ended December 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,270,066
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	1,052,901
Net change in unrealized depreciation on options	1,714,978
Net realized loss on investments	2,921,282
Net realized gain on options	(16,740,005)
Purchase of long-term investments	(935,996,980)
Proceeds from sale of long-term investments	937,918,130
Net proceeds of short-term investments	490,030
Cost of written options closed	(30,008,280)
Premiums received on options written	54,388,067
Increase in dividends receivable	(516,982)
Increase in other assets	(33,244)
Decrease in interest due on borrowings	(104)
Decrease in advisory fee payable	(7,867)
Decrease in administration fee payable	(197)
Increase in accrued expenses	39,178
Net Cash Provided by Operating Activities	$26,490,973
Cash Flows From Financing Activities:
Proceeds from borrowings	13,500,217
Payments on borrowings	(22,000,217)
Distributions to common shareholders	(17,859,619)
Net Cash Used by Financing Activities	(26,359,619)
Net change in cash	131,354
Cash at Beginning of Period	–
Cash at End of Period	$131,354
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$490,708
Supplemental Disclosure of Non-Cash Financing Activity: Dividend reinvestment	$405,853
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year	$5,249,240

See notes to financial statements.

Annual Report l December 31, 2011 l 15

GPM l Guggenheim Enhanced Equity Income Fund

Financial Highlights |

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Per share operating performance	December 31,		December 31,		December 31,	December 31,	December 31,
for a common share outstanding throughout the period	2011		2010		2009	2008	2007
Net asset value, beginning of period	$9.64		$9.40		$10.24	$17.79	$18.89
Income from investment operations
Net investment income (loss) (a)	0.01		(0.01)		0.04	0.05	(0.10)
Net realized and unrealized gain (loss) on investments, futures, options,
securities sold short, forwards and foreign currency	0.58		1.21		0.24	(6.00)	0.60
Total from investment operations	0.59		1.20		0.28	(5.95)	0.50
Distributions to Common Shareholders
From and in excess of net investment income	(0.96)		(0.50)		–	(0.14)	(1.60)
Return of capital	–		(0.46)		(1.12)	(1.46)	–
Total distributions to common shareholders	(0.96)		(0.96)		(1.12)	(1.60)	(1.60)
Net asset value, end of period	$9.27		$9.64		$9.40	$10.24	$17.79
Market value, end of period	$8.16		$9.33		$8.52	$7.98	$15.33
Total investment return (b)
Net asset value	6.78%		13.95%		3.51%	-35.09%	2.54%
Market value	-2.42%		22.18%		22.85%	-39.88%	-8.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$176,668		$183,257		$178,680	$194,666	$338,072
Ratios to average net assets:
Net operating expense ratio, including fee waivers	1.38%		1.57%		1.77%	1.41%	1.50%
Interest expense	0.28%		0.16%		N/A	N/A	N/A
Dividends paid on securities sold short	N/A		0.07%		0.65%	0.85%	1.31%
Total net expense ratio	1.66	%(c)	1.80	%(c)	2.42%	2.26%	2.81%
Gross operating expense ratio, excluding fee waivers	1.51%		1.64%		1.77%	1.41%	1.50%
Interest expense	0.28%		0.16%		N/A	N/A	N/A
Dividends paid on securities sold short	N/A		0.07%		0.65%	0.85%	1.31%
Total gross expense ratio	1.79	%(c)	1.87	%(c)	2.42%	2.26%	2.81%
Net investment income (loss) ratio	0.12%		-0.15%		0.38%	0.36%	-0.55%
Net investment income (loss) ratio, excluding fee waivers	-0.01%		-0.22%		0.38%	0.36%	-0.55%
Portfolio turnover(d)	405%		497	%(e)	256%	223%	323%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$42,000		$50,500		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (f)	$5,206		$4,629		N/A	N/A	N/A

N/A Not applicable

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.21% and 0.28% for the years ended December 31, 2011 and 2010.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Notes to Financial Statements | December 31, 2011

Note 1 – Organization:

Guggenheim Enhanced Equity Income Fund (the“Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 –Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives
Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over-the-counter (“OTC”) market on which they are traded. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not readily available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund did not have any Level 2 or Level 3 securities for the year ended December 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2011:

Valuations (in $000s)
Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$225,678	$–	$–	$225,678
Money Market Fund	123	–	–	123
Total	$225,801	$–	$–	$225,801
Liabilities:
Call Options Written	$7,626	$–	$–	$7,626
Total	$7,626	$–	$–	$7,626

There were no transfers between levels during the year ended December 31, 2011.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at

Annual Report l December 31, 2011 l 17

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is possible that a substantial portion of the distributions paid during a calendar year could ultimately be classified as return of capital for income tax purposes.

(e) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”or the“Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”or the“Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser.

Pursuant to a Sub-Advisory Agreement (the“Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Certain officers of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers of the Adviser.

The Adviser and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets (net assets plus any assets attributable to financial leverage).

Both Guggenheim Funds and GPAM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm. Continuing for so long as the Sub-Adviser of the Fund is an affiliate of Guggenheim Funds, Guggenheim Funds has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Guggenheim Funds an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Advisory fees of $226,391 were waived for the year ended December 31, 2011.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Fund. As compensation for its services performed under the Fund Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2011, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of distributions to shareholders. Net assets were not affected by these changes.

Accumulated Net Investment Loss	Accumulated Net Realized Loss
		Additional
		Paid in Capital
$18,046,250	$(12,011)	$(18,034,239)

Information on the tax components of investments as of December 31, 2011 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$228,113,598	$4,581,741	$(6,894,481)	$(2,312,740)	$(2,055,620)

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Tax components of the following balances as of December 31, 2011 are as follows:

December 31, 2011
Accumulated Capital and Other Losses	$(80,514,912)

For the year ended December 31, 2011 and 2010, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2011	2010
Ordinary Income*	$18,265,472	$9,527,068
Return of Capital	–	8,717,962
	$18,265,472	$18,245,030
* Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

18 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

As of December 31, 2011, for federal income tax purposes, the Fund anticipates utilizing $20,584,767 of capital loss carryforward (“CLCF”). The Fund has a remaining CLCF of $80,514,912 available to offset possible future capital gains and will expire December 31, 2017. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCF’s to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investment Transactions:

For the year ended December 31, 2011, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $935,510,043 and $937,676,559, respectively.

Note 6 – Derivatives:

The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy primarily by utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2011.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000):

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Fair	Liabilities	Fair
	Location	Value	Location	Value
Options written,
Equity risk	N/A	$–	at value	$7,626
Total		$–		$7,626

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2011.

Effect of Derivative Instruments on the Statement of Operations: ($000s)

		Change in Unrealized
	Amount of	Appreciation/
	Realized Gain/(Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$16,740	$(1,715)
Total	$16,740	$(1,715)

Transactions in written call option contracts for the year ended December 31, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	31,582	$3,425,266
Options written, during the year	375,909	54,388,067
Options expired, during the year	(150,392)	(17,665,802)
Options closed, during the year	(187,173)	(29,327,849)
Options exercised, during the year	(41,185)	(5,249,240)
Options outstanding, end of year	28,741	$5,570,442

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,047,826 issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Beginning shares	19,005,240	19,005,240
Shares issued through dividend reinvestment	42,586	-
	19,047,826	19,005,240

Annual Report l December 31, 2011 l 19

GPM l Guggenheim Enhanced Equity Income Fund l Notes to Financial Statements continued

Note 8 – Borrowings:

On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. Whereby the counterparty has agreed to provide secured financing to the Fund up to a maximum of $75,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the actual amount borrowed, which is included in“Line of credit fees”on the Statement of Operations. As of December 31, 2011, there was $42,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility at December 31, 2011 was $49,428,797 with a related average interest rate of 0.98%. The maximum amount outstanding during the period was $59,500,000. As of December 31, 2011, the market value of the securities segregated as collateral is $225,678,091. On February 15, 2012, the Fund entered into an amendment with its counterparty, increasing the maximum available amount to $85.000.000.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a“closed-end fund company”as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

20 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the Fund), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Income Fund at December 31, 2011, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 24, 2012

Annual Report l December 31, 2011 l 21

GPM l Guggenheim Enhanced Equity Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

			Number of
			Portfolios in
Name, Address*, Year of Birth and Position(s) Held with Registrant			the Fund
	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Complex***
			Overseen by	Other Directorships
			Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo. Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo., Inc. (1987-1997).	55	None.

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2011	Founder and President of Roman Friedrich & Company, Ltd. a mining and metals investment bank (1998 – present). Advisory Board Member of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010 – present).	49	Director Axiom Gold and Silver Corp.
				(2011-present), Windstorm Resources, Inc.
				(2011-present), Zincore Metals, Inc.
				(2009-present).
Robert B. Karn III Year of Birth: 1942 Trustee	Since 2011	Consultant (1998-present). Previously Managing Partner, Financial and Economic Consulting St. Louis office of Arthur Andersen, LLP.	49	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present)
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:
-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

22 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length	Principal Occupations During the Past Five Years
Held with Registrant	of Time Served	and Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc. and
Year of birth: 1959		Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Financial Officer of certain other funds in the Fund
Chief Executive Officer	Since 2010	Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
and Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief Accounting
Year of Birth: 1955		Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen
Chief Financial Officer,		Funds (2004-2010).
Chief Accounting Officer
and Treasurer
Mark E. Mathiasen	Since 2009	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007 to present). Secretary of certain other funds in
Year of Birth: 1978		the Fund Complex. Formerly, Law Clerk for the Idaho State Courts (2003-2006).
Secretary
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Chief Compliance Officer of certain other
Year of Birth: 1957		funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l December 31, 2011 l 23

GPM l Guggenheim Enhanced Equity Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

24 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval

On March 7, 2011, the Board of Trustees (the“Board”) of Guggenheim Enhanced Equity Income Fund (the“Fund”), including those trustees who are not“interested persons”as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee”and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Guggenheim Partners Asset Management, LLC (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the“Advisory Agreements.”As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request and to follow-up requests for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and of the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed unaudited financial information for the nine month period ended September 30, 2010, considered the Adviser’s representation that there have not been any material adverse changes to its or its parent’s financial condition since the last time such financial information was provided, and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund. The Board members considered the Adviser’s continuing integration into the Guggenheim organization and the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the three month, six month, one year, three year, five year and since inception periods ended December 31, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in equity securities with a covered call strategy. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking a high level of current income and gains with a secondary objective of capital appreciation. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the positive impact of the leverage on the Fund’s performance for the year ended December 31, 2010. The Board concluded that the Adviser had reviewed and monitored the Sub-Adviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds, to a group of covered call closed-end funds provided by the Adviser and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s stated gross advisory fee was slightly above the mean but within the range of the peer group of funds. The Board also considered the Adviser’s agreement to waive 10 basis points of its fee as long as an affiliate of the Adviser serves as sub-adviser to the Fund.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the estimated revenues the Adviser received under the Investment Advisory Agreement for a nine month period as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue.

Investment Sub-Advisory Agreement
With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board considered the Sub-Adviser’s representation that there has not been any material adverse change to its financial condition since the last time its financial information was provided to Board members. The Board considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

The Board reviewed the performance of the Fund from June 30, 2010 (the approximate date the Sub-Adviser began providing sub-advisory services), through December 31, 2010, and the peer group of funds over various periods of time. The Board considered that, during the period reviewed, the Fund, on a market and net asset value basis, outperformed the peer

Annual Report l December 31, 2011 l 25

GPM l Guggenheim Enhanced Equity Income Fund l Board Considerations Regarding Investment Advisory Agreement and Investment Sub-Advisory Agreement Contract Re-approval continued

group of funds. The Board also compared the Fund’s investment performance on a net asset value basis to the S&P 500 Index and the S&P 500 BuyWrite Index over the relevant time period. The Board noted that the Fund had outperformed the benchmarks on a net asset value basis over most of the periods reviewed since the Sub-Adviser began sub-advising the Fund in April 2010.

The Board reviewed the sub-advisory fee paid by the Adviser to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Board noted that the Fund’s sub-advisory fee was lower than the Sub-Adviser’s standard client pricing for equity investing.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board considered estimated revenues the Sub-Adviser would receive under the Investment Sub-Advisory Agreement and estimated allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement as provided in connection with the appointment of the Sub-Adviser during 2010 and noted the Sub-Adviser’s statement that such estimates had not changed substantially since last reviewed by the Board.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Sub-Adviser from its relationship to the Fund and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Fund has provided new product development opportunities.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration such factors as it deemed appropriate in the exercise of its business judgment.

26 l Annual Report l December 31, 2011

GPM l Guggenheim Enhanced Equity Income Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and	Advisors, LLC
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois

Robert B. Karn III	John Sullivan	Investment Sub-Adviser
	Chief Financial Officer, Chief	Guggenheim Partners Asset
Ronald A. Nyberg	Accounting Officer and Treasurer	Management, LLC
Santa Monica, California
Ronald E.Toupin, Jr.	Mark E. Mathiasen
	Secretary	Administrator
Guggenheim Funds Investment
	Bruce Saxon	Advisors, LLC
	Chief Compliance Officer	Lisle, Illinois

Accounting Agent and Custodian
The Bank of NewYork Mellon
NewYork, NewYork

Legal Counsel
Skadden,Arps, Slate, Meagher &
Flom LLP
NewYork, NewYork

Independent Registered Public
Accounting Firm
Ernst &Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheimfunds/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

Annual Report l December 31, 2011 l 27

GPM l Guggenheim Enhanced Equity Income Fund

About the Fund Manager |

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm.The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive Lisle, IL 60532
Member FINRA/SIPC
(02/12)

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

CEF-GPM-AR-1211

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)            (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of this Item of Form N-CSR.   Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $31,500 and $37,500 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $6,900 for the fiscal years ending December 31, 2011 and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e).  Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $5,000 and $6,900 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee  is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Asset Management, LLC (the "Sub-Adviser” or “GPAM”).  The Sub-Adviser’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2011:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2010	Guggenheim Partners Asset Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2010	Guggenheim Partners Asset Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2011:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	10	$896,972,642	0	$0
Other pooled investment vehicles	4	$2,056,205,745	3	$2,005,017,748
Other accounts	19	$45,972,107,195	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$809,318,311	0	$0
Other pooled investment vehicles	2	$1,995,816,658	2	$1,995,816,658
Other accounts	31	$59,292,951,699	1	$366,620,262

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$264,544,619	0	$0
Other pooled investment vehicles	8	$105,199,533	7	$54,011,536
Other accounts	4	$299,912,915	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$264,544,619	0	$0
Other pooled investment vehicles	5	$90,975,971	4	$39,787,974
Other accounts	1	$3,252,622	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$264,544,619	0	$0
Other pooled investment vehicles	5	$90,975,971	4	$39,787,974
Other accounts	1	$3,252,622	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following tables summarize information regarding the portfolio securities ownership by each of the Guggenheim portfolio managers as of December 31, 2011:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne Walsh	$10,001-$50,000
Farhan Sharaff	None
Jayson Flowers	None
Jamal Pesaran	$1-$10,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not Applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:             March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:             March 7, 2012

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             March 7, 2012